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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 2, 2001


                               JABIL CIRCUIT, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                                      001-14063                             38-1886260
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
(State or other jurisdiction                  (Commission File Number)                     (IRS Employer
 of incorporation)                                                                      Identification No.)



              10560 9th Street North, St. Petersburg, Florida 33716
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:     (727) 577-9749

                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

         Jabil Circuit, Inc. is filing certain exhibits under Item 7 hereof with respect to the closing of the public offering of $300 million ($345 million if the underwriter's over-allotment option is exercised in full) aggregate principal amount of 1.75% Convertible Subordinated Notes due 2021 of Jabil Circuit, Inc., the announcement of which was previously made by press release dated April 26, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

1.01 Terms Agreement between Jabil Circuit, Inc. and Salomon Smith Barney Inc., dated April 26, 2001 relating to 1.75% Convertible Subordinated Notes due 2021(Filed herewith).

4.01 Subordinated Debt Indenture, dated as of May 2, 2001, with respect to the Subordinated Debt of Jabil Circuit, Inc., between Jabil Circuit, Inc. and The Bank of New York, as trustee (Filed herewith).

4.02 First Supplemental Indenture, dated as of May 2, 2001, with respect to the 1.75% Convertible Subordinated Notes due 2021 of Jabil Circuit, Inc., between Jabil Circuit, Inc. and The Bank of New York, as trustee (Filed herewith).

4.03     Form of 1.75% Convertible Subordinated Notes due 2021 (Included in
         Exhibit 1.01).

12.01    Statement of Ratio of Earnings to Fixed Charges (Filed herewith).






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 3, 2001                    JABIL CIRCUIT, INC.
                                      (Registrant)


                                      By: /s/ Forbes I.J. Alexander
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                                          Forbes I.J. Alexander, Treasurer









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                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          ------------

1.01 Terms Agreement between Jabil Circuit, Inc. and Salomon Smith Barney Inc., dated April 26, 2001 relating to 1.75% Convertible Subordinated Notes due 2021 (Filed herewith).

4.01 Subordinated Debt Indenture, dated as of May 2, 2001, with respect to the Subordinated Debt of Jabil Circuit, Inc., between Jabil Circuit, Inc. and The Bank of New York, as trustee (Filed herewith).

4.02 First Supplemental Indenture, dated as of May 2, 2001, with respect to the 1.75% Convertible Subordinated Notes due 2021 of Jabil Circuit Inc., between Jabil Circuit, Inc. and The Bank of New York, as trustee (Filed herewith).

4.03 Form of 1.75% Convertible Subordinated Notes due 2021 (Included in Exhibit 1.01).

12.01 Statement of Ratio of Earnings to Fixed Charges (Filed herewith).






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